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                                                                   EXHIBIT 23.1

                        INDEPENDENT AUDITORS' CONSENT


We hereby consent to the incorporation by reference of our report dated February 7, 1997 appearing in this Annual Report on Form 10-K of Cox Radio, Inc. for the year ended December 31, 1996, in Registration Statement No. 333-13281 on Form S-8 of Cox Radio, Inc.


DELOITTE & TOUCHE LLP
Atlanta, Georgia
March 25, 1997